Market Overview                                                         May 1998
      During the last six months, global indexes in Europe and the United States raced to record highs while nascent markets throughout Asia and Latin America, with isolated exceptions, struggled. This is a continuation of the pattern established last year where investors favored large, liquid markets with predictable earnings and avoided many emerging markets due to their volatility.
      Europe: What once was a dream is now closer to reality, as the European Union plans to launch its common currency next year. The first 11 nations that have qualified for the ECU (the new currency, also referred to as the "euro") are Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain. This new economic zone has over 290 million inhabitants and accounts for roughly 20% of the world's Gross Domestic Product
(GDP).
      As the convergence of the European Union approaches, investors' enthusiasm for the region has ignited. There are signs that, after 10 years of stagnant growth, European economies are starting to accelerate. Even though much of Europe has double-digit unemployment rates, declining interest rates have produced an equity culture, and Europeans are investing record amounts in these markets. In addition, the constraints of the Maastricht Treaty, which sets the foundation for the European Union, have forced rigid fiscal discipline on many of Europe's free-spending governments. This jubilation over equities produced staggering returns for most European markets in the last six months, and, in Italy and Spain, returns greater than 30% since the first of this year.
      Latin America: Like most of the world's emerging markets, Latin American stocks experienced extreme volatility during the last six months. Nervousness regarding the Asian financial crisis created a negative environment for all emerging markets. Plus, many Latin American economies generate a significant portion of their Gross Domestic Product from oil revenues. As the worldwide demand for oil decreased due to the Asian financial crisis, and many OPEC (Organization of Petroleum Exporting Countries) members produced more than their quota, a global oversupply occurred, driving the real price of oil down to levels not seen since the early 1970s. This glut negatively influenced the markets of Chile, Mexico, and Venezuela, and, to a lesser extent, Brazil.
      Despite short-term volatility, the future for Latin American markets still appears quite bright. Foreign direct investment in 1997 reached its highest level ever, and privatization of many state-owned companies is ahead of schedule. In addition, many nations have implemented the necessary austerity measures to protect their currencies from speculators -- a direct result of these governments surviving the peso devaluation of 1994-95.

      Asia/Pacific Rim: It appears that the worst of the Asian financial crisis is almost behind us. However, the financial damage left in its wake could take years to repair and may cause social unrest for many countries. During the last six months, we witnessed the first significant rally in the Asian markets since the early summer of 1997, but the rebound was short-lived, and many of these markets have given back the gains produced in February. Those countries willing to implement the necessary economic and fiscal reforms have fared the best in the last six months -- some even producing returns of greater than 30% in 1998 (in U.S. dollars). South Korea, Thailand, and the Philippines have witnessed a rebound in both their equity markets and currencies, and appear on the road to recovery, although day-to-day volatility remains extreme. Governments that have dragged their feet in implementing necessary reforms, such as Indonesia, have suffered contractions in their equity markets and a devaluation of their currency, leading to further social and political upheavals. In fact, Indonesia named its first new head of state in more than three decades.
      Despite isolated recoveries, Japan remains problematic. The primary engine of growth for the Asian/Pacific Rim region, Japan's economy has stagnated for the better part of seven years. The inability of the Japanese government to stimulate domestic consumption could retard the recovery of the markets and economies throughout this region.
      Even though the government passed a 16.65 trillion yen economic-stimulus package -- mostly involving increased fiscal spending -- the concern remains that, without an income tax cut, it may do little to stimulate consumer spending. If Japan can find a way to stimulate its economy, it would go a long way toward repairing many of the emerging markets in the Asian/Pacific Rim region.

INVESCO International Funds, Inc.
      Each of the funds is managed by a team of investment professionals specializing in various countries. A senior investment policy group determines the country-by-country allocation of the funds' assets, overall stock selection methodology, and risk control policies.
      The line graphs on the following pages illustrate the value of a $10,000 investment in each of the INVESCO International Funds, plus reinvested dividends and capital gain distributions, for the 10-year period ended 4/30/98, or from inception through 4/30/98. The charts and other total return figures cited reflect the funds' operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance. (1)(2)

Emerging Markets Fund
      INVESCO Emerging Markets Fund would like to welcome our new shareholders. With offices around the globe, INVESCO has been investing in the world's emerging markets for years. Our investment professionals live and travel throughout Europe, Latin America, and Asia searching for exceptional opportunities in these nascent markets. However, as with all aggressive investments, investors should keep in mind that higher returns are typically accompanied by volatility.
      Although it's too early in the fund's history to talk about performance -- the fund was introduced in February 1998 -- we are excited about its long-term potential. Stock market performance is highly dependent on economic growth. The economies of developed countries such as the U.S. may expand at annual rates of 2% to 4%. But in emerging markets, growth rates may exceed 10% for prolonged periods of time. Not only are these economies growing rapidly, but -- with more than 80% of the world's population and 60% of the world's resources -- their potential for growth over the long-term is staggering.

European Fund
      INVESCO European Fund received the prestigious five-star rating for risk-adjusted performance by Morningstar for the overall, three-year, five-year, and 10-year periods ended 4/30/98.(3)
      For the six-month period ended 4/30/98, INVESCO European Fund achieved a total return of 35.38%, compared to 27.82% for the Morgan Stanley Capital Index-AC Europe. (Of course, past performance is not a guarantee of future results.)(1)(2)

                               European Fund
                      Average Annualized Total Return
                             as of 4/30/98(2)

                     1 year                     43.23%
                     ---------------------------------
                     5 years                    21.80%
                     ---------------------------------
                     10 years                   14.03%
                     ---------------------------------

      During the last six months, we have made only minor changes to the fund's portfolio. The European bull market has continued, driven by corporate restructuring and downsizing, accelerating economic growth, and an increased demand for equities by European investors saving for retirement. By focusing on shareholder value, companies are improving their profitability and competitiveness. In addition, the constraints of the Maastricht Treaty, which forms the foundation for the European Union, have driven down interest rates throughout continental Europe -- improving the environment for equities.

      With Europe firing on all cylinders, our bottom-up investment philosophy has led us to overweight positions in Italy, Ireland, Spain, and Portugal. Declining interest rates and strong economic growth have created a positive backdrop for companies in these markets. In fact, one of our favorite companies remains the Spanish company TelePizza. This Spanish pizza chain has strong regional franchises and approximately 24% of the market share of the growing fast food market in Spain. It continues to see accelerating sales, and it has plans to export its franchises to other underdeveloped markets, such as Portugal and Poland.

Graph:       European Fund 10-Year Total Return
             vs. MSCI-AC Europe

      This line graph compares the value of a $10,000 investment in INVESCO European Fund to the value of a $10,000 investment in the MSCI-AC Europe Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the 10-year period ended 4/30/98.

      Looking forward, the fund will continue to invest in the fastest-growing companies in Europe. After years of underperforming many of the world's equity markets, it appears that Europe is in the early stages of a long-term bull market. The convergence of the EMU (European Monetary Union) is creating positive economic fundamentals which may influence these markets for years to come.

International Growth Fund

                           International Growth Fund
                        Average Annualized Total Return
                                as of 4/30/98(2)

                        1 year                    14.36%
                        --------------------------------
                        5 years                    9.72%
                        --------------------------------
                        10 years                   6.80%
                        --------------------------------

      For the six-month period ended 4/30/98, INVESCO International Growth Fund had a total return of 16.56%. The Morgan Stanley Capital
Index-Europe/Australia/Far East had a total return of 14.58% for the same period. (The MSCI-EAFE is a weighted index of international stock market performance. Of course, past performance is not a guarantee of future results.)(1)(2)
      The main changes in the fund during the last six months were a reduction in the number of stocks in the portfolio and adjustments to regional asset allocations. The convergence of the European Monetary Union is creating a positive economic backdrop for selected European nations. Although individual stock selection drives the performance of the fund, decreasing interest rates and accelerating economic growth have caused us to favor Europe as the most attractive area in the world. Thus, we have increased the fund's exposure there in the last six months, while reducing our cash position and decreasing investments in Japan and the U.K. Two of our favorite investments in Europe are the French company Alcatel Alsthom, which has a fast-growing telecommunications equipment business, and the Italian firm Telecom Italia Mobile SpA -- the world's largest mobile operator with more than 10 million subscribers.

Graph: International Growth Fund 10-Year Total Return vs. MSCI-Europe/Australia/Far East

      This line graph compares the value of a $10,000 investment in INVESCO International Growth Fund to the value of a $10,000 investment in the MSCI-Europe/Australia Far East Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the 10-year period ended 4/30/98.

      Although we are positive regarding the underlying fundamentals in Europe, our regional teams throughout the world are less optimistic about the short-term performance of many other regions. We are cautious with respect to the Far East, as political and social unrest has prolonged an already volatile situation. In addition, the profit/loss outlook for many Japanese companies continues to be negatively effected by the Asian financial crisis -- which could lead to more disappointments in earnings by Japanese firms. Furthermore, continued strength of the U.S. economy may lead to higher interest rates domestically, making us cautious in regards to U.S. equities over the short-term.
      Looking forward, if it were not for Europe, we would certainly be more defensively positioned. However, given our favorable outlook for Europe, we will keep a major portion of the fund's assets in this region, while remaining more cautious to the rest of the world's markets.

Pacific Basin Fund
      For the six-month period ended 4/30/98, INVESCO Pacific Basin Fund had a total return of -15.03%, compared to a total return of -9.20% for the Morgan Stanley Capital Index-Pacific. (The MSCI-Pacific is an unmanaged, weighted index of Far Eastern stock markets. Of course, past performance is not a guarantee of future results.)(1)(2)
      During the last six months, the continuation of the Asian financial crisis propelled both equity markets and currencies lower throughout Asia and the Pacific Rim region. Although we feel that the worst of the crisis is behind us, continued uncertainty regarding economic and political stability in the region may cause severe volatility on a day-to-day basis. We believe that those countries that are willing and have the political courage to make the necessary economic reforms should be the first to recover from the crisis.
      The fund continues to overweight Australia and Hong Kong. These economies appear to have the strongest fundamentals in the region, and currency and economic turmoil is having less of a negative impact on economic growth and corporate earnings. We are emphasizing stocks with earnings visibility, strong balance sheets, and reasonable valuation levels. Two of our favorite investments in this sector are Australia & New Zealand Banking Group Ltd. and National Australia Bank Ltd. Both companies are well-positioned in their respective markets and fundamentally sound.

                               Pacific Basin Fund
                         Average Annualized Total Return
                                  as of 4/30/98(2)

                         1 year                    -33.79%
                         ---------------------------------
                         5 years                    -4.76%
                         ---------------------------------
                         10 years                   -1.37%
                         ---------------------------------

     Looking forward, as with any crisis, the darkest time is right before the dawn. Although the speed and depth of economic recovery will vary in each Asian/Pacific Rim country depending on their implementation of economic reforms and the pace of re-capitalization of their banking sectors, positive structural changes are occurring in the region. Once currencies stabilize and economic reforms take effect, the region could be poised for a period of long-term economic growth.

Graph:      Pacific Basin Fund 10-Year Total Return
            vs. MSCI-Pacific

      This line graph compares the value of a $10,000 investment in the INVESCO Pacific Basin Fund to the value of a $10,000 investment in the MSCI-Pacific Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the 10-year period ended 4/30/98.

(1) The MSCI-EAFE, MSCI-AC Europe, and MSCI-Pacific are unmanaged indexes of common stocks considered to be representative of the overall international, European, and Pacific Basin securities markets, respectively.

(2) Total return assumes reinvestment of dividends and capital gain distributions for the periods indicated. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than when purchased.

(3) Morningstar proprietary rankings reflect historical risk-adjusted performance and are subject to change every month. Ratings are calculated for the fund's three-, five-, and 10-year average annual returns (based on available track records) in excess of 90 day Treasury bill returns. The top 10% of funds in an investment category receive 5 stars; the next 22.5%, 4 stars. As of 4/30/98, European Fund received 5 stars among 740 funds in the international equity fund category for the 3-year period, 5 stars among 326 for the 5-year, and 5 stars among 101 for the 10-year.

                                     Visit
                              INVESCO's netPAL for
                              Account Information

INVESCO now offers secure access to your account from your own computer - at your convenience.

               Account Balance
               Latest Transaction
               Latest Distributions

1.   Go to the INVESCO Funds' web site at http://www.invesco.com.

2.   Select netPAL on the navigation bar.

3.   Click on INVESCO Account Information.

4. Key in your account number and password. (Your password is identical to the four-digit personal identificaiton number code you used for the PAL (R) Personal Account Line, INVESCO's automated telephone information system.)

5. Click on "Submit" Your current account summary will then be displayed automatically.

INVESCO International Funds, Inc.
Ten Largest Common Stock Holdings
April 30, 1998

Description                                                              Value
--------------------------------------------------------------------------------
EMERGING MARKETS Fund
Grupo Financiero Banamex
  Accival SA de CV Series B Shrs                              $          19,244
Alpha Credit Bank                                                        17,925
Cemex SA de CV Series B Shrs                                             17,810
Blue Square-Israel Ltd Sponsored ADR
  Representing Ord Shrs                                                  17,600
Corporacion Geo SA de CV Series B Shrs                                   15,849
Sidenor SA                                                               15,519
Telefonica del Peru SA Sponsored ADR
  Representing 10 Class B Shrs                                           15,488
MOL Magyar Olaj-es Gazipari Rt
  Sponsored GDR Representing
  Regulation S Shrs                                                      15,200
South African Breweries Ltd                                              15,093
ABSA Group Ltd                                                           13,844

EUROPEAN Fund
Mannesmann AG                                                 $      17,457,812
Tomra Systems A/S A                                                  11,629,749
Vodafone Group PLC                                                   11,499,180
Riunione Adriatica di Sicurta SpA                                    11,239,029
Bank of Ireland                                                      11,228,316
ING Groep NV                                                         11,209,650
Alcatel Alsthom                                                      11,117,088
Banca di Roma SpA                                                    11,055,616
Misys PLC                                                            10,918,716
Adecco SA Bearer Shrs                                                10,917,104

INTERNATIONAL GROWTH Fund
Telecom Italia Mobile SpA                                     $       1,305,285
Alcatel Alsthom                                                       1,278,465
Mannesmann AG                                                         1,110,952
Novartis AG Registered Shrs                                           1,107,778
SmithKline Beecham PLC                                                1,049,080
Lloyds TSB Group PLC                                                    988,202
Banque Nationale de Paris                                               859,356
ING Groep NV                                                            851,284
Telefonaktiebolaget LM Ericsson
  Series B Shrs                                                         843,540
Cie Generale des Eaux                                                   817,447

Description                                                              Value
--------------------------------------------------------------------------------
PACIFIC BASIN Fund
Brambles Industries Ltd                                       $       1,751,770
Austalia & New Zealand Banking
  Group Ltd                                                           1,744,533

National Australia Bank Ltd                                           1,705,577
Telstra Corp Ltd Installment Receipts                                 1,173,562
HSBC Holdings PLC                                                     1,053,238
Cheung Kong Holdings Ltd                                                997,282
Hutchison Whampoa Ltd                                                   946,121
Toshiba Corp                                                            929,388
Fujitsu Ltd                                                             818,512
NEC Corp                                                                789,374

Composition of holdings is subject to change.
                       --------------------------------------

INVESCO International Funds, Inc.
Statement of Investment Securities
April 30, 1998
UNAUDITED

                                               Shares or
                                Industry       Principal
Description                         Code          Amount                Value
--------------------------------------------------------------------------------
EMERGING MARKETS Fund
COMMON STOCKS   61.30%
ARGENTINA   4.10%
Sociedad Comercial del Plata SA      CG               7,000     $       10,081
Telefonica de Argentina SA
  Sponsored ADR Representing
  10 Class B Shrs                    TN                 350             13,497
                                                                      --------
                                                                        23,578
                                                                      --------
BRAZIL   3.96%
Cia de Saneamento Basico do
  Estado de Sao Paulo                EU              55,392             12,395
Cia Paranaense de Energia-Copel      EU             900,000             10,384
                                                                      --------
                                                                        22,779
                                                                      --------
CHILE   2.27%
Sociedad Quimica y Minera de
  Chile SA Sponsored ADR
  Representing 10 Class B Shrs       CH                 300             13,031
                                                                      --------
EGYPT   3.93%
Al-Ahram Beverages SAE GDR
  Representing Regulation
   S Shrs~                           BV                 300              9,405
Paints & Chemical Industries
  SAE GDR Representing
  1/3 Regulation S Shrs~             CH               1,200             13,170
                                                                      --------
                                                                        22,575
                                                                      --------

GREECE   5.82%
Alpha Credit Bank                    BK                 170     $       17,925
Sidenor SA                           IS                 400             15,519
                                                                      --------
                                                                        33,444
                                                                      --------
HONG KONG   6.08%
CITIC Pacific Ltd                    CG               4,000             12,290
Hutchison Whampoa Ltd                CG               2,000             12,368
Shanghai Industrial Holdings Ltd     MG               3,000             10,283
                                                                      --------
                                                                        34,941
                                                                      --------
HUNGARY   2.64%
MOL Magyar Olaj-es Gazipari Rt
  Sponsored GDR Representing
  Regulation S Shrs~                 OG                 500             15,200
                                                                      --------
INDIA   2.32%
Videsh Sanchar Nigam Ltd GDR
  Representing 1/2 Regulation
  S Shr*~                            TL               1,100             13,310
                                                                      --------
INDONESIA   1.11%
PT Telekomunikasi Indonesia
  Sponsored ADR Representing
  20 Ord Shrs                        TL                 800              6,400
                                                                      --------
ISRAEL   5.28%
Blue Square-Israel Ltd Sponsored
  ADR Representing Ord Shrs          RT               1,100             17,600
Makhteshim Chemical Works
  Ltd*                               CH               1,500             12,716
                                                                      --------
                                                                        30,316
                                                                      --------
MEXICO   10.84%
Cemex SA de CV Series B Shrs         BD               3,000             17,810
Cifra SA de CV Series C Shrs         RT               2,200              3,799
Corporacion Geo SA de CV
  Series B Shrs*                     HB               2,300             15,849
Grupo Financiero Banamex
  Accival SA de CV Series
  B Shrs*                            BK               6,200             19,244
Panamerican Beverages Class A        BV                 140              5,582
                                                                      --------
                                                                        62,284
                                                                      --------
PERU   2.70%
Telefonica del Peru SA Sponsored
  ADR Representing 10
  Class B Shrs                       TN                 700             15,488
                                                                      --------

RUSSIA   3.28%
Gazprom ADR Representing
  10 Regulation S Shrs~              OG                 550             10,038
Mosenergo Sponsored ADR
  Representing 30 Ord Shrs           EU                 250              8,838
                                                                      --------
                                                                        18,876
                                                                      --------
SOUTH AFRICA   6.97%
ABSA Group Ltd                       BK               1,600             13,844
Sasol Ltd                            OG               1,100             11,095
South African Breweries Ltd          BV                 450             15,093
                                                                      --------
                                                                        40,032
                                                                      --------
TOTAL COMMON STOCKS
  (Cost $327,415)                                               $      352,254
PREFERRED STOCKS   15.73%
BRAZIL   15.73%
Centrais Eletricas Brasileiras
  SA, Series B, Pfd                  EU             200,000              8,986
Centrais Eletricas de Santa
  Catarina SA, Series B, Pfd         EU              13,000             15,000
Cia Energetica de Minas Gerais
  Sponsored ADR Representing
  1,000 Pfd Shrs^                    EU                 220             10,577
Petroleo Brasileiro SA Pfd           OG              75,000             18,979
Telecomunicacoes Brasileiras SA
  Sponsored ADR Representing
  1,000 Pfd Shrs                     TN                 150             18,272
Telecomunicacoes de Sao
  Paulo SA, Pfd                      TN              55,000             18,605
                                                                      --------
TOTAL PREFERRED STOCKS
  (Cost $84,477)                                                        90,419
                                                                      --------
SHORT-TERM INVESTMENTS --
  REPURCHASE AGREEMENTS   22.97%
UNITED STATES   22.97%
Repurchase  Agreement  with
  State  Street  Bank & Trust Co
  dated  4/30/1998  due 5/1/1998
  at 5.470%,  repurchased  at
  $132,020  (Collateralized
  by US Treasury Bonds due
  8/15/2017 at 8.875%
  value $141,728)
  (Cost $132,000)                    RA             $132,000           132,000
                                                                      --------
TOTAL INVESTMENT
  SECURITIES AT VALUE   100.00%
  (Cost $543,892#)                                              $      574,673
                                                                    ==========

EUROPEAN Fund
COMMON STOCKS, RIGHTS &
  WARRANTS   95.67%
DENMARK   1.37%
Falck A/S                            AF               50,000    $    2,915,311
William Demant Holding A/S           HC               90,000         4,841,827
                                                                   -----------
                                                                     7,757,138
                                                                   -----------
FINLAND   1.80%
Nokia OYJ Series A Shrs              CM               90,000         6,046,160
Raisio Group PLC                     FD               22,500         4,129,891
                                                                   -----------
                                                                    10,176,051
                                                                   -----------
FRANCE   10.00%
Accor SA                             LH               36,000         9,804,972
Alcatel Alsthom                      CM               60,000        11,117,088
Banque Nationale de Paris            BK              100,000         8,425,057
Compagnie Generale des Eaux          SV               55,000        10,218,083
Credit Commercial de France          BK               55,000         4,387,012
Dassault Systemes SA                 CO              202,100         7,925,802
Promodes Group                       RT               10,000    $    4,814,081
                                                                   -----------
                                                                    56,692,095
                                                                   -----------
GERMANY   10.39%
BASF AG                              CH              125,000         5,565,625
Bayerische Vereinsbank AG            BK               95,000         7,226,257
Deutsche Bank AG*                    BK              100,000         7,695,748
Dresdner Bank AG                     BK              170,000         9,198,676
Eurobike AG                          RT               75,000         1,797,161
Mannesmann AG                        MY               22,000        17,457,812
Volkswagen AG                        AM               12,500         9,954,040
                                                                   -----------
                                                                    58,895,319
                                                                   -----------
IRELAND   3.33%
Bank of Ireland                       BK             550,000        11,228,316
CBT Group PLC Sponsored
 ADR Representing 1/2 Ord Shr*       CO              150,000         7,631,250
                                                                   -----------
                                                                    18,859,566
                                                                   -----------
ITALY   12.40%
Banca di Roma SpA*                   BK            6,000,000       11,055,616
Credito Italiano SpA                 BK            1,800,000         9,457,377
Istituto Bancario San Paolo
  di Torino                          BK              700,000        10,113,151
Istituto Nazionale delle
  Assicurazioni                      IN            2,000,000         5,976,466
Riunione Adriatica
  di Sicurta SpA                     IN              700,000        11,239,029
Telecom Italia Mobile SpA

  Savings Shrs                       TN           2,500,000         9,071,925
Telecom Italia SpA                   TN             625,000         4,673,523
Telecom Italia SpA Savings Shrs      TN           1,650,000         8,697,197
                                                                  -----------
                                                                   70,284,284
                                                                  -----------
NETHERLANDS   4.40%
Baan Co NV*                          CO             230,000        10,177,537
ING Groep NV                         IN             172,500        11,209,650
Royal Philips Electronics NV         EL              40,000         3,523,857
                                                                  -----------
                                                                   24,911,044
                                                                  -----------
NORWAY   2.05%
Tomra Systems A/S A                  MY             361,398        11,629,749
                                                                  -----------
PORTUGAL   3.34%
Banco Comercial Portugues SA
  Registered Shrs                    BK             269,497         9,448,141
M Accoes Portugal
  Closed End Fund*                   IV              90,000         2,302,315
Telecel-Comunicacoes
  Pessoais SA*                       TL              40,000         7,175,861
                                                                  -----------
                                                                   18,926,317
                                                                  -----------
SPAIN   8.54%
Actividades de Construccion y
   Servicios SA                      EC              75,000         2,460,388
Banco Bilbao Vizcaya SA
  Registered Shrs                    BK             110,000         5,658,235
Banco Central Hispano
  Americano SA Registered Shrs       BK             178,750         5,946,019
Banco Popular Espanol SA             BK              25,000         2,050,323
Corporacion Bancaria de
  Espana SA                          BK             125,000     $  10,415,641
Corporacion Mapfre                   IN             150,000         5,885,247
Telefonica de Espana SA              TN             245,000        10,223,403
Telefonica de Espana SA Rights*      TN             175,000           135,485
TelePizza SA*                        RS              38,965         5,598,750
                                                                  -----------
                                                                   48,373,491
                                                                  -----------
SWEDEN   5.21%
Assa Abloy AB Series B Shrs          MG             208,190         7,263,554
NetCom Systems AB
  Series B Shrs*                     TL              90,000         3,058,608
Nordbanken Holding AB                BK             700,000         5,155,828
Telefonaktiebolaget LM
  Ericsson Series B Shrs             CM             170,000         8,962,612
Volvo AB Series B Shrs               AM             175,000         5,110,601
                                                                  -----------
                                                                   29,551,203
                                                                  -----------

SWITZERLAND   7.62%
Adecco SA Bearer Shrs                SV              25,000        10,917,104
Disetronic Holding AG                HC               1,250         3,525,141
Nestle SA Registered Shrs            FD               2,000         3,880,156
Novartis AG Registered Shrs          HD               5,000         8,266,998
SEZ Holding AG Registered
  A Shrs                             ES                 868         1,533,528
Swiss Bank Warrants
  (Exp 2001)*                        BK             400,000         3,093,457
Union Bank of Switzerland
   Bearer Shrs                       BK              25,000         8,025,321
Valora Holding AG
  Registered Shrs                    RS              15,000         3,920,157
                                                                  -----------
                                                                   43,161,862
                                                                  -----------
UNITED KINGDOM   25.04%
Abbey National PLC                   FN             340,000         6,384,031
Arsenal Football Club PLC*           ET                 226         1,058,042
Barclays PLC                         BK              50,000         1,442,100
Bass PLC                             BV              89,286         1,694,393
British Petroleum PLC                OG               2,725            43,033
British Telecommunications PLC       TN             275,000         2,984,102
Chiroscience Group PLC*              HD             272,856         1,499,808
Compass Group PLC                    SV             450,000         7,787,340
Cortecs PLC*                         HD             231,554           646,554
Dr Solomon's Group PLC
  Sponsored ADR Representing
  3 Ord Shrs*                        CO             235,000         6,991,250
General Electric PLC                 MG           1,050,000         8,690,220
Glaxo Wellcome PLC                   HD             295,000         8,335,756
Hays PLC                             SV             170,000         2,883,615
Kingfisher PLC                       RT             225,000         4,085,532
Lloyds TSB Group PLC                 BK             400,000         5,989,104
Misys PLC                            CO             227,142        10,918,716
National Westminster Bank PLC        BK             300,000         6,004,152
Norwich Union PLC                    IB             150,000         1,120,449
Orange PLC*                          TC           1,500,000        10,765,590
Sage Group PLC                       CO             500,000        10,491,800
Securicor Group PLC                  SV           1,200,000     $   7,945,344
SEMA Group PLC                       CO             138,428         5,038,702
SmithKline Beecham PLC               HD             500,000         5,960,680
Tesco PLC                            RT             350,000         3,277,120
Tottenham Hotspur PLC                ET             500,000           581,020
Vodafone Group PLC                   TC           1,050,000        11,499,180
Zeneca Group PLC                     HD             180,000         7,752,730
                                                                  -----------
                                                                  141,870,363
                                                                  -----------
UNITED STATES   0.18%
OXiGENE Inc*                         HD             100,000         1,025,000
                                                                  -----------

TOTAL COMMON STOCKS, RIGHTS &
  WARRANTS
  (Cost $400,756,113)                                              542,113,482
                                                                   -----------
PREFERRED STOCKS   4.33%
GERMANY   4.33%
Fresenius AG Non-Voting Pf           HC              50,333        12,074,888
SAP AG Non-Voting Pfd                CO              25,000        12,468,672
                                                                  -----------
TOTAL PREFERRED STOCKS
  (Cost $15,376,322)
                                                                   24,543,560
                                                                  -----------
TOTAL INVESTMENT
 SECURITIES AT VALUE  100.00%
  (Cost  $416,132,435)
  (Cost for Income Tax Purposes
  $416,259,827)                                                 $ 566,657,042
                                                                =============

INTERNATIONAL GROWTH Fund
COMMON STOCKS & RIGHTS   87.62%
AUSTRALIA   1.17%
National Australia Bank Ltd          BK              15,000     $    213,197
News Corp Ltd                        PB              24,000          160,856
Woodside Petroleum Ltd               OG              25,000          163,484
                                                                 -----------
                                                                     537,537
                                                                 -----------
FRANCE   14.12%
Accor SA                             LH               2,800          762,609
Alcatel Alsthom                      CM               6,900        1,278,465
Banque Nationale de Paris            BK              10,200          859,356
Cie Generale des Eaux                SV               4,400          817,447
Elf Aquitaine SA                     OG               5,700          747,338
Pinault-Printemps-Redoute SA         RT               1,050          781,337
SGS-Thomson
  Microelectronics NV*               ES               6,000          512,483
TOTAL SA Series B Shrs               OG               6,000          712,889
                                                                 -----------
                                                                   6,471,924
                                                                 -----------
GERMANY   8.60%
Adidas-Salomon AG                    FT               2,900          480,775
Bayerische Motoren Werke AG          AM                 400          441,349
Bayerische Vereinsbank AG            BK               8,300          631,347
Deutsche Bank AG                     BK              10,100          777,271
Mannesmann AG                        MY               1,400        1,110,952
VEBA AG                              MY               7,600          502,291
                                                                 -----------
                                                                   3,943,985
                                                                 -----------

GREECE   0.62%
Hellenic Telecommunication
  Organization SA*                   TL              10,000     $   286,219
HONG KONG   4.49%
Beijing Datang Power Generation
   Ltd Shrs                          EU             680,000         276,528
CITIC Pacific Ltd                    CG             160,000         491,605
Hutchison Whampoa Ltd                CG             110,000         680,218
New World Infrastructure Ltd*        EC             150,000         322,422
Shanghai Industrial Holdings Ltd     MG              85,000         291,342
                                                               ------------
                                                                  2,062,115
                                                               ------------
HUNGARY   0.80%
MOL Magyar Olaj-es Gazipari
  Rt Regulation S Sponsored
  GDR Representing 1 Ord Shr~        OG              12,000         364,800
                                                               ------------
INDIA   0.55%
Videsh Sanchar Nigam Ltd GDR
  Representing 1/2 Regulation S
  Shrs*~                             TL              21,000         254,100
                                                               ------------
IRELAND   0.85%
Bank of Ireland                      BK              19,300         391,681
                                                               ------------
ISRAEL   0.77%
Blue Square-Israel Ltd Sponsored
   ADR Representing Ord Shrs         RT              22,000         352,000
                                                               ------------
ITALY   7.45%
Banca di Roma SpA*                   BK             317,000         584,105
Credito Italiano SpA                 BK             145,000         761,844
Telecom Italia Mobile SpA            TN             229,000       1,305,285
Telecom Italia SpA
  Savings Shrs*                      TN             145,000         764,299
                                                               ------------
                                                                  3,415,533
                                                               ------------
JAPAN   5.70%
Ajinomoto Co                         FD              12,000          96,541
Bank of Tokyo-Mitsubishi Ltd         BK               8,850         109,779
Canon Inc                            OE               5,000         118,444
Dai Nippon Printing Ltd              PB               9,000         153,258
Fujitsu Ltd                          CO              14,000         163,702
JUSCO Co Ltd                         RT               7,000         113,108
Kitagawa Industries Ltd              MG                  58             479
Mitsubishi Estate Ltd                RE              13,000         125,937
NKG Spark Plug Ltd                   AP              20,000         157,421
NTT Data                             CO                   2          86,581
Nippon Telegraph & Telephone         TL                  13         114,130
Nomura Securities Ltd                IV               7,000          85,560
ORIX Corp                            FN               2,000         138,500
Rohm Co Ltd                          EL               1,000         113,070

Sanwa Bank Ltd                       BK              11,000          97,404
Seven-Eleven Japan Ltd               RT               2,000         133,959
Shiseido Co Ltd                      PL              12,000         158,480
Sony Corp                            ET               1,700         141,656
Terumo Corp                          HC               8,000         117,339
Toray Industries                     TA              18,000          96,995
Toshiba Corp                         ES              35,000         162,643
Toyota Motor                         AM               5,000         130,553
                                                                -----------
                                                                  2,615,539
                                                                -----------
MEXICO   1.49%
Cemex SA de CV Series B Shrs         BD              55,000         326,520
Panamerican Beverages Class A        BV               9,000         358,875
                                                                -----------
                                                                    685,395
                                                                -----------
NETHERLANDS   4.28%
Baan Co NV*                          CO               9,700         424,867
ING Groep NV                         IN              13,100         851,284
Royal Philips Electronics NV         EL               7,800         687,152
                                                                -----------
                                                                  1,963,303
                                                                -----------
SINGAPORE   0.76%
Oversea-Chinese Banking
  Ltd Foreign Shrs                   BK              66,000         348,028
                                                                -----------
SOUTH AFRICA   0.50%
ABSA Group Ltd                       BK              26,600         230,148
                                                                -----------
SPAIN   5.44%
Argentaria Bancaria de
  Espana SA                          BK               7,700         641,603
Banco Bilbao Vizcaya SA              BK              15,100         776,721
Banco Popular Espanol SA             BK               3,100         254,240
Telefonica de Espana SA Rights*      TN              27,000          20,903
Telefonica de Espana SA              TN              19,200         801,181
                                                                -----------
                                                                  2,494,648
                                                                -----------
SWEDEN   3.45%
Nordbanken Holding AB                BK             100,000         736,547
Telefonaktiebolaget LM Ericsson
  Series B Shrs                      CM              16,000         843,540
                                                                -----------
                                                                  1,580,087
                                                                -----------
SWITZERLAND   10.25%
Adecco SA Bearer Shrs                SV               1,500         655,026
Credit Suisse Group Registered
  Shrs*                              BK               3,600         792,032
Nestle SA Registered Shrs            FD                 400         776,031
Novartis AG Registered Shrs          HD                 670       1,107,778

Swiss Re Group Registered Shrs       IN                 365         805,466
Union Bank of Switzerland
  Bearer Shrs                        BK                 350         563,756
                                                                -----------
                                                                  4,700,089
                                                                -----------
UNITED KINGDOM   16.33%
Abbey National PLC                   FN              10,800         202,787
BBA Group PLC                        MG              49,000         402,676
BTP PLC                              CH              35,000         247,540
Barclays PLC                         BK               9,200         265,346
British Airways PLC                  AR              26,260         273,539
British Petroleum PLC                OG              36,207         571,782
Compass Group PLC                    SV              15,900         275,153
Granada Group PLC                    ET              18,700         322,044
Hays PLC                             SV              26,400         447,808
Kingfisher PLC                       RT               9,000         163,421
Legal & General Group PLC            FN              29,500         353,653
Lloyds TSB Group PLC                 BK              66,000         988,202
Marks & Spencer PLC                  RT              28,700         272,803
Scottish Power PLC                   EU              32,300         296,896
SmithKline Beecham PLC               HD              88,000       1,049,080
TI Group PLC                         EC              34,400         308,865
Unilever PLC                         HP              25,100         267,331
Vodafone Group PLC                   TC              44,500         487,346
Whitbread PLC                        RS              16,900         291,893
                                                                -----------
                                                                  7,488,165
                                                               ------------
TOTAL COMMON STOCKS & RIGHTS
  (Cost $30,932,574)                                             40,185,296
PREFERRED STOCKS   5.54%
BRAZIL   2.31%
Cia Energetica de Minas
  Gerais Sponsored ADR
  Representing 1,000 Non-Voting
  Pfd Shrs                           EU               3,000         144,228
Petroleo Brasileiro SA
  Sponsored ADR Representing
  100 Pfd Shrs                       OG              17,000         430,193
Telecomunicacoes Brasileiras SA
  Sponsored ADR Representing
  1000 Pfd Shrs                      TN               4,000         487,251
                                                                -----------
                                                                  1,061,672
                                                                -----------
GERMANY   3.23%
Fresenius AG Non-Voting Pfd          HC               1,600         383,840
SAP AG Non-Voting Pfd                CO               2,200       1,097,243
                                                                -----------
                                                                  1,481,083
                                                                -----------

TOTAL PREFERRED STOCKS
  (Cost $1,355,045)                                               2,542,755
SHORT-TERM INVESTMENTS --                                       -----------
  REPURCHASE AGREEMENTS  6.84%
UNITED STATES   6.84%
Repurchase Agreement with
  State  Street  Bank &  Trust  Co
  dated  4/30/1998  due  5/1/1998
  at  5.470%, repurchased at
  $3,135,476  (Collateralized
  by US Treasury Bonds due
  11/15/2015 at 9.875%
  value $3,224,054)
  (Cost $3,135,000)                  RA       $   3,135,000       3,135,000
                                                                -----------
TOTAL INVESTMENT
  SECURITIES AT VALUE 100.00%
  (Cost $35,422,619)
  (Cost for Income Tax Purposes
  $35,567,721)                                                 $ 45,863,051
                                                                ===========

PACIFIC BASIN Fund
COMMON STOCKS   96.06%
AUSTRALIA   15.25%
Australia & New Zealand
  Banking Group Ltd                  BK             250,000    $  1,744,533
Brambles Industries Ltd              SV              85,000       1,751,770
National Australia Bank Ltd          BK             120,000       1,705,577
News Corp Ltd                        PB                 864           5,791
Rio Tinto Ltd                        GP              50,000         693,119
Telstra Corp Ltd Installment
  Receipts                           TL             500,000       1,173,562
                                                                -----------
                                                                  7,074,352
                                                                -----------
HONG KONG   14.25%
CLP Holdings Ltd*                    EU             100,000         480,245
Cheung Kong Holdings Ltd             RL             150,000         997,282
China Everbright Ltd*                RT             400,000         271,106
China Merchants Holdings
  International Ltd                  BD             400,000         317,581
China Resources Enterprise Ltd       RL             200,000         343,401
China Telecom Ltd*                   TL             400,000         759,096
CITIC Pacific Ltd                    CG             150,000         460,880
Hang Seng Bank Ltd                   BK              62,000         522,266
Hong Kong
  Telecommunications Ltd             TL             380,000         711,330
Hutchison Whampoa Ltd                CG             153,000         946,121
New World Development Ltd            RL             120,000         341,593
Tianjin Development
  Holdings Ltd*                      DB             400,000         457,007
                                                                -----------
                                                                  6,607,908
                                                                -----------

JAPAN   53.57%
Ajinomoto Co                         FD              20,000        160,902
Bank of Tokyo-Mitsubishi Ltd++       BK              42,500        527,189
Chubu Electric Power                 EU              30,000        450,692
Credit Saison Ltd++                  FN              15,000        325,815
Dai Nippon Printing Ltd              PB              20,000        340,574
Daicel Chemical
  Industries Ltd++                   CH             300,000        524,483
Daikin Industries Ltd                MG              80,000        393,552
Ebara Corp++                         MY              50,000        488,156
Fujitsu Ltd++                        CO              70,000        818,512
Hitachi Ltd                          EL              70,000        502,762
Hitachi Software
  Engineering Ltd                    CO              20,000        550,972
Industrial Bank of Japan Ltd++       BK              50,000        340,574
JUSCO Co Ltd++                       RT              30,000        484,750
Kao Corp++                           PL              20,000        294,407
Kirin Brewery Ltd++                  BV              60,000        524,483
Kitagawa Industries Ltd++            MG              58,104        483,721
Mabuchi Motor Ltd++                  EE               7,000        405,812
Maeda Corp                           EC              80,000        247,635
Mitsubishi Chemical++                CH             350,000        635,737
Mitsubishi Heavy
  Industries Ltd++                   MY              40,000        148,339
Mitsubishi Trust & Banking           BK              40,000        381,442
Mitsui & Co Ltd                      DB              60,000        372,361
Mitsui Fudosan Ltd++                 RL              80,000        731,401
NEC Corp++                           CO              70,000        789,374
NKG Spark Plug Ltd++                 AP             100,000        787,104
NKK Corp                             IS             700,000        609,248
NTT Data                             CO                  10        432,907
Nintendo Co Ltd                      TY               7,000        643,154
Nippon COMSYS++                      EC              15,000        176,417
Nippon Densetsu Kogyo Ltd++          EC             100,000        361,008
Nippon Express Ltd++                 TK             100,000        571,407
Nippon Telegraph &
  Telephone++                        TL                  80        702,339
Nisshin Flour Milling Ltd            FD              44,000        291,380
Nomura Securities Ltd++              IV              60,000        733,369
Oji Paper Ltd++                      PF             120,000        563,082
Rock Field Ltd                       DB              16,000        220,994
Rohm Co Ltd                          EL               1,000        113,070
Royal Co Ltd++                       RS              27,000        368,841
Sanix Inc                            SV              18,000        367,820
Sanwa Bank Ltd++                     BK              50,000        442,746
Secom Co Ltd++                       EL               7,000        413,229
Seven-Eleven Japan Ltd++             RT               4,000        267,918
Sharp Corp                           EL              60,000        472,262
Shiseido Co Ltd                      PL              20,000        264,134
Sony Corp                            EL               3,000        249,981
Sumitomo Bank Ltd                    BK              60,000        567,623
Teijin Ltd                           TA             100,000        286,082

Tokio Marine & Fire
  Insurance Ltd++                    IN              60,000        653,901
Tokyo Broadcasting System++          BR              30,000        381,442
Tokyo Electron Ltd                   ES              15,000        590,328
Tokyo Ohka Kogyo Ltd                 ES              20,000        510,104
Toray Industries++                   TA             100,000        538,863
Toshiba Corp                         ES             200,000        929,388
Toyota Motor++                       AM              16,000        417,770
                                                               -----------
                                                                24,851,556
                                                               -----------
MALAYSIA   3.60%
Malayan Banking Berhad               BK             120,000        352,940
Public Bank Berhad
  Foreign Shrs                       BK             500,000        238,397
Tenaga Nasional Berhad               EU             270,000        537,833
YTL Corp Berhad                      CG             350,000        542,779
                                                               -----------
                                                                 1,671,949
                                                               -----------
NEW ZEALAND   1.29%
Fletcher Challenge Building          BD             246,016        497,582
Telecom Corp of New Zealand
  Ltd Installment Receipts*          TL              37,000   $     99,300
                                                                ----------
                                                                   596,882
                                                                ----------
SINGAPORE   5.83%
City Developments Ltd                RL             150,000        648,882
DBS Land Ltd                         RL             200,000        301,864
Development Bank of
  Singapore Ltd
    Foreign Shrs                     BK              90,000        596,782
    Foreign A Shrs*                  BK              27,000        175,625

Singapore Technologies
  Engineering Ltd*                   EC             400,000        343,545
Singapore Telecommunications
  Ltd                                TL             150,000        257,658
United Overseas Bank Ltd             BK              80,325        380,449
                                                               -----------
                                                                 2,704,805
                                                               -----------
UNITED KINGDOM   2.27%
HSBC Holdings PLC@                   BK              36,916      1,053,238
                                                               -----------
TOTAL COMMON STOCKS
 (Cost $51,135,126)                                             44,560,690
                                                               -----------
SHORT-TERM INVESTMENTS --
        REPURCHASE AGREEMENTS   3.94%

UNITED STATES   3.94%
Repurchase  Agreement with
 State  Street  Bank & Trust Co
 dated  4/30/1998  due 5/1/1998
 at 5.470%,  repurchased at
 $1,828,278  (Collateralized
 by US Treasury Bonds due
 8/15/2017 at 8.875%
 value $1,883,525)
  (Cost $1,828,000)                  RA        $  1,828,000      1,828,000
                                                               -----------
TOTAL INVESTMENT
  SECURITIES AT VALUE 100.00%
  (Cost $52,963,126)
  (Cost for Income Tax Purposes
  $53,703,210)                                                $ 46,388,690
                                                              ============


*  Security is non-income producing.
#  Also represents cost for income tax purposes.
^ Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale to institutional investors.
@  Security has been designated as collateral for installment receipts.
++ Security has been designated as collateral for forward foreign currency contracts.
~  The following are restricted securities at April 30, 1998:

                                                                            Value as
                                  Acquisition            Acquisition          % of
Description                         Date(s)                 Cost           Net Assets
---------------------------------------------------------------------------------------
Emerging Markets Fund
Al-Ahram Beverages
  SAE GDR Representing
  Regulation S Shrs               2/23/98              $    9,975                1.75%
Gazprom ADR Representing
  10 Regulation S Shrs            2/26/98                  11,481                1.87
MOL Magyar Olaj-es
  Gazipari Rt Sponsored
  GDR Representing
  Regulation S Shrs               2/20/98-
                                  4/22/98                $ 13,600                2.83%






Paints & Chemical
  Industries SAE
  Sponsored GDR
  Representing 1/3
  Regulation S Shr                3/3/98-
                                  3/31/98                  13,971                2.45
Videsh Sanchar Nigam
  Ltd GDR Representing
  1/2 Regulation S Shr            2/20/98-
                                  4/30/98                  13,856                2.48
                                                                                -----
                                                                                11.38%
                                                                                =====

International Growth Fund
MOL Magyar Olaj-es
  Gazipari Rt Regulation
  S Sponsored GDR
  Representing Ord Shr            2/27/98-
                                  3/5/98               $  333,447                0.65%
Videsh Sanchar Nigam
  Ltd GDR Representing
  1/2 Regulation S Shr            3/24/97-
                                  8/8/97                  349,125                0.46
                                                                                 -----
                                                                                 1.11%
                                                                                 =====

Forward Foreign Currency Contracts
Open at April 30, 1998:

                                    Currency           Currency
                                                         Value   Unrealized
Currency/Value Date               Units Sold              (US$)     Gain
--------------------------------------------------------------------------------
Pacific Basin Fund
Japanese Yen
  6/10/1998                   1,300,000,000       $  10,526,234  $  317,345
                                                  ==============================

Summary of Investments by Industry
                                                   Shares or
                               Industry            Principal
Description                      Code                 Amount             Value
--------------------------------------------------------------------------------
Emerging Markets Fund
Banks                            BK                   8.88%           $  51,013
Beverages                        BV                   5.23               30,080
Building Materials               BD                   3.10%              17,810
Chemicals                        CH                   6.77               38,917
Conglomerates                    CG                   6.05               34,739
sElectric Utilities              EU                  11.52               66,180
Homebuilding                     HB                   2.76               15,849

Iron & Steel                     IS                   2.70               15,519
Manufacturing                    MG                   1.79               10,283
Oil & Gas Related                OG                   9.62               55,312
Repurchase Agreements            RA                  22.97              132,000
Retail                           RT                   3.72               21,399
Telecommunications --
  Long Distance                  TL                   3.43               19,710
Telephone                        TN                  11.46               65,862
                                                    ----------------------------
                                                    100.00%       $     574,673
                                                    ============================
European Fund
Air Freight                      AF                   0.51%       $   2,915,311
Automobiles                      AM                   2.66           15,064,641
Banks                            BK                  25.06          142,015,531
Beverages                        BV                   0.30            1,694,393
Chemicals                        CH                   0.98            5,565,625
Communications-- Equipment
  & Manufacturing                CM                   4.61           26,125,860
Computer Related                 CO                  12.64           71,643,729
Electronics                      EL                   0.62            3,523,857
Electronics-- Semiconductor      ES                   0.27            1,533,528
Engineering & Construction       EC                   0.43            2,460,388
Entertainment                    ET                   0.29            1,639,062
Financial                        FN                   1.13            6,384,031
Foods                            FD                   1.41            8,010,047
Health Care Drugs --
  Pharmaceuticals                HD                   5.91           33,487,526
Health Care Related              HC                   3.61           20,441,856
Insurance                        IN                   6.05           34,310,392
Insurance Brokers                IB                   0.20            1,120,449
Investment Bank/Broker Firm      IV                   0.41            2,302,315
Lodging-- Hotels                 LH                   1.73            9,804,972
Machinery                        MY                   5.13           29,087,561
Manufacturing                    MG                   2.82           15,953,774
Oil & Gas Related                OG                   0.01               43,033
Restaurants                      RS                   1.68            9,518,907
Retail                           RT                   2.47           13,973,894
Services                         SV                   7.02           39,751,486
Telecommunications --
  Cellular & Wireless            TC                   3.93           22,264,770
Telecommunications--
  Long Distance                  TL                   1.81           10,234,469
Telephone                        TN                   6.31           35,785,635
                                                  ------------------------------
                                                    100.00%      $  566,657,042
                                                  ==============================

International Growth Fund
Airlines                         AR                   0.60%      $      273,539
Auto Parts                       AP                   0.34              157,421
Automobiles                      AM                   1.25              571,902
Banks                            BK                  21.85%          10,022,607
Beverages                        BV                   0.78              358,875

Building Materials               BD                   0.71              326,520
Chemicals                        CH                   0.54              247,540
Communications-- Equipment
  & Manufacturing                CM                   4.63            2,122,005
Computer Related                 CO                   3.86            1,772,393
Conglomerates                    CG                   2.56            1,171,823
Electric Utilities               EU                   1.56              717,652
Electronics                      EL                   1.74              800,222
Electronics-- Semiconductor      ES                   1.47              675,126
Engineering & Construction       EC                   1.38              631,287
Entertainment                    ET                   1.01              463,700
Financial                        FN                   1.52              694,940
Foods                            FD                   1.90              872,572
Footwear                         FT                   1.05              480,775
Health Care Drugs --
  Pharmaceuticals                HD                   4.70            2,156,858
Health Care Related              HC                   1.09              501,179
Household Products               HP                   0.58              267,331
Insurance                        IN                   3.61            1,656,750
Investment Bank/Broker Firm      IV                   0.19               85,560
Lodging-- Hotels                 LH                   1.66              762,609
Machinery                        MY                   3.52            1,613,243
Manufacturing                    MG                   1.51              694,497
Office Equipment & Supplies      OE                   0.26              118,444
Oil & Gas Related                OG                   6.52            2,990,486
Personal Care                    PL                   0.35              158,480
Publishing                       PB                   0.68              314,114
Real Estate Investment Trust     RE                   0.27              125,937
Repurchase Agreements            RA                   6.84            3,135,000
Restaurants                      RS                   0.65              291,893
Retail                           RT                   3.96            1,816,628
Services                         SV                   4.79            2,195,434
Telecommunications --
  Cellular & Wireless            TC                   1.06              487,346
Telecommunications--
  Long Distance                  TL                   1.43              654,449
Telephone                        TN                   7.37            3,378,919
Textile --
  Apparel Manufacturing          TA                   0.21               96,995
                                                 -------------------------------
                                                    100.00%       $  45,863,051
                                                 ===============================
Pacific Basin Fund
Auto Parts                       AP                   1.70%       $     787,104
Automobiles                      AM                   0.90              417,770
Banks                            BK                  19.47            9,029,381
Beverages                        BV                   1.13              524,483
Broadcasting                     BR                   0.82              381,442
Building Materials               BD                   1.76              815,163
Chemicals                        CH                   2.50            1,160,220
Computer Related                 CO                   5.59            2,591,765
Conglomerates                    CG                   4.20            1,949,780
Distribution                     DB                   2.26            1,050,362
Electric Utilities               EU                   3.17            1,468,770

Electrical Equipment             EE                   0.87              405,812
Electronics                      EL                   3.78            1,751,304
Electronics-- Semiconductor      ES                   4.38            2,029,820
Engineering & Construction       EC                   2.43            1,128,605
Financial                        FN                   0.70              325,815
Foods                            FD                   0.97              452,282
Gold & Precious Metals
  Mining                         GP                   1.49              693,119
Insurance                        IN                   1.41              653,901
Investment Bank/Broker Firm      IV                   1.58              733,369
Iron & Steel                     IS                   1.31              609,248
Machinery                        MY                   1.37              636,495
Manufacturing                    MG                   1.89              877,273
Paper & Forest Products          PF                   1.21              563,082
Personal Care                    PL                   1.20              558,541
Publishing                       PB                   0.75              346,365
Real Estate Related              RL                   7.25            3,364,423
Repurchase Agreements            RA                   3.94            1,828,000
Restaurants                      RS                   0.80              368,841
Retail                           RT                   2.21            1,023,774
Services                         SV                   4.57            2,119,590
Telecommunications --
  Long Distance                  TL                   7.99            3,703,285
Textile--
  Apparel Manufacturing          TA                   1.78              824,945
Toys                             TY                   1.39              643,154
Truckers                         TK                   1.23              571,407
                                                 -------------------------------
                                                    100.00%       $  46,388,690
                                                 ===============================


See Notes to Financial Statements

INVESCO International Funds, Inc.
Statement of Assets and Liabilities
April 30, 1998
UNAUDITED

                                                        Emerging                       International          Pacific
                                                         Markets       European            Growth               Basin
                                                           Fund         Fund               Fund                 Fund
ASSETS
Investment Securities:
  At Cost~                                          $     543,892     $ 416,132,435     $ 35,422,619          $ 52,963,126
                                                    ======================================================================
  At Value~                                         $     574,673     $ 566,657,042     $ 45,863,051          $ 46,388,690
Cash                                                          933         3,868,510          257,199                20,940
Foreign Currency (Cost $0, $3,137,205, $729,871
  and $128,228, respectively)                                   0         3,139,987          730,093               121,101
Receivables:
  Investment Securities Sold                                    0        22,402,051        6,270,424                48,264
  Fund Shares Sold                                          3,000        27,180,846        3,137,682             4,590,906
  Dividends and Interest                                    1,297         1,579,207          200,108               178,270
Appreciation on Forward Foreign Currency Contracts              0                 0                0               317,345
Prepaid Expenses and Other Assets                          62,545            52,736          116,291               190,732
                                                    ----------------------------------------------------------------------
TOTAL ASSETS                                              642,448       624,880,379       56,574,848            51,856,248
                                                    ----------------------------------------------------------------------
LIABILITIES
Payables:
  Investment Securities Purchased                          22,676         7,715,717          639,877               144,892
  Fund Shares Repurchased                                  75,500         1,777,816          168,921               399,944
Depreciation on Forward Foreign Currency Contracts              0            17,834            7,636                     0
Borrowings on Line of Credit                                    0        20,016,528                0                     0
Accrued Distribution Expenses                                  98           118,619           10,868                10,210
Accrued Expenses and Other Payables                         6,942            95,993           25,098                39,528
                                                    ----------------------------------------------------------------------
TOTAL LIABILITIES                                         105,216        29,742,507          852,400               594,574
                                                    ----------------------------------------------------------------------
Net Assets at Value                                 $     537,232   $   595,137,872    $  55,722,448       $    51,261,674
                                                    ======================================================================
NET ASSETS
Paid-in Capital*                                      $   504,436   $   415,854,006    $  39,570,880       $    71,240,101
Accumulated Undistributed
  (Distributions in Excess of) Net Investment Income          734          (117,939)        (208,289)             (115,992)
Accumulated Undistributed Net Realized Gain (Loss) on
  Investment Securities and Foreign Currency
  Transactions                                              1,159        28,949,833        5,918,394           (13,597,349)



Net Appreciation (Depreciation) of Investment
  Securities and Foreign Currency Transactions             30,903       150,451,972       10,441,463            (6,265,086)
                                                    ----------------------------------------------------------------------
Net Assets at Value                                   $   537,232    $  595,137,872    $  55,722,448       $    51,261,674
                                                    ======================================================================
Shares Outstanding                                         49,141        31,121,616        3,508,079             6,428,493
Net Asset Value, Offering and Redemption
  Price per Share                                          $10.93            $19.12           $15.88                 $7.97
                                                    ======================================================================


~Investment  securities at cost and value at April 30, 1998 include  repurchase
 agreements of  $132,000,   $3,135,000  and  $1,828,000  for  Emerging  Markets,
 International Growth and Pacific Basin Funds, respectively.

*The Fund has 500 million authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to each individual
 Fund.

 See Notes to Financial Statements


INVESCO International Funds, Inc.
Statement of Operations
Period Ended April 30, 1998 (Note 1)
UNAUDITED

                                                      Emerging                       International             Pacific
                                                       Markets      European            Growth                   Basin
                                                       Fund           Fund                Fund                    Fund
                                                    --------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                            $     1,844      $  2,638,842   $    281,668      $        511,948
Interest                                                     535           436,139        106,839                90,669
  Foreign Taxes Withheld                                      (9)         (404,374)       (30,805)              (34,341)
                                                    --------------------------------------------------------------------
  TOTAL INCOME                                             2,370         2,670,607        357,702               568,276
                                                    --------------------------------------------------------------------
EXPENSES
Investment Advisory Fees                                     817         1,483,628        281,580               203,012
Distribution Expenses                                        204           413,836         55,076                45,253
Transfer Agent Fees                                           68           505,487        176,588               283,003
Administrative Fees                                        2,203            35,367          9,224                 9,060
Custodian Fees and Expenses                                1,370           216,235         47,010                42,480
Directors' Fees and Expenses                                   0            13,058          6,564                 6,644



Professional Fees and Expenses                             6,910            22,073         12,996                13,481
Registration Fees and Expenses                            12,560            65,281         44,422                67,056
Reports to Shareholders                                        0            39,139         18,303                19,998
Other Expenses                                                 2            37,890          6,226                 5,940
                                                    --------------------------------------------------------------------
  TOTAL EXPENSES                                          24,134         2,831,994        657,989               695,927
  Fees and Expenses Absorbed by Investment Adviser       (21,939)                0        (80,451)             (137,367)
  Fees and Expenses Paid Indirectly                         (559)          (57,959)       (17,727)              (17,771)
                                                    ---------------------------------------------------------------------
     NET EXPENSES                                          1,636         2,774,035        559,811               540,789
                                                    ---------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                 734          (103,428)      (202,109)               27,487
                                                    ---------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on Investment Securities
  and Foreign Currency Transactions                        1,159        29,053,247      6,297,890           (13,319,790)
 Change in Net Appreciation (Depreciation) of Investment
  Securities and Foreign Currency Transactions            30,903        97,309,778      1,540,035             6,136,322
                                                    ---------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENT SECURITIES                  32,062       126,363,025      7,837,925            (7,183,468)
                                                    ---------------------------------------------------------------------
Net Increase (Decrease) in
  Net Assets from Operations                        $     32,796     $ 126,259,597  $   7,635,816     $      (7,155,981)
                                                    =====================================================================

See Notes to Financial Statements


INVESCO International Funds, Inc.
Statement of Changes in Net Assets

                                                              Emerging                          European
                                                            Markets Fund                          Fund
                                                                                 Six Months                         Year
                                                            Period Ended          Ended                            Ended
                                                              April 30           April 30                         October 31
                                                            -----------------  -----------------------------------------------
                                                              1998 (Note 1)      1998                                1997
                                                            UNAUDITED          UNAUDITED
OPERATIONS
Net Investment Income (Loss)                                $     734          $   (103,428)               $        1,190,402
Net Realized Gain on Investment Securities and Foreign
  Currency Transactions                                         1,159            29,053,247                        60,622,016
Change in Net Appreciation of Investment Securities and
  Foreign Currency Transactions                                30,903            97,309,778                         1,427,595
                                                            ----------         -----------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                     32,796           126,259,597                        63,240,013
                                                            ----------         -----------------------------------------------
DISTRIBUTIONS   TO SHAREHOLDERS                             ----------         -----------------------------------------------
Net Investment Income                                               0              (558,372)                       (1,288,400)
Net Realized Gain on Investment Securities and Foreign
  Currency Transactions                                             0           (58,987,300)                      (20,402,793)
                                                            ----------         -----------------------------------------------
TOTAL DISTRIBUTIONS                                                 0           (59,545,672)                      (21,691,193)
                                                            ----------        -----------------------------------------------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                                 339,162           904,578,713                     1,120,633,773
Reinvestment of Distributions                                       0            55,299,615                        20,975,036
                                                              339,162           959,878,328                     1,141,608,809
Amounts Paid for Repurchases of Shares                        (84,726)         (756,273,691)                   (1,158,926,547)
                                                            ----------         -----------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                                     254,436           203,604,637                       (17,317,738)
                                                            ----------         -----------------------------------------------
Total Increase in Net Assets                                  287,232           270,318,562                        24,231,082
NET ASSETS
Initial Subscription (See Note 1)                             250,000                     0                                 0
Beginning of Period                                                 0           324,819,310                       300,588,228
                                                            ----------         -----------------------------------------------
End of Period                                              $  537,232        $  595,137,872                $      324,819,310
                                                            ==========         ===============================================
Accumulated Undistributed (Distributions in Excess of)
  Net Investment Income Included in Net Assets at End
  of Period                                                 $     734        $    (117,939)                $          543,861
                                 ---------------------------------------------------------------------------
FUND SHARE TRANSACTIONS
Initial Subscription (See Note 1)                              25,000                    0                                  0
Shares Sold                                                    32,104           52,306,570                         66,508,158
Shares Issued from Reinvestment of  Distributions                   0            3,803,707                          1,370,609
                                                               57,104           56,110,277                         67,878,767
Shares Repurchased                                             (7,963)         (43,718,441)                       (68,118,819)
                                                            ----------         -----------------------------------------------
Net Increase (Decrease) in Fund Shares                         49,141           12,391,836                           (240,052)
                                                            ==========         ===============================================
See Notes to Financial Statements

INVESCO International Funds, Inc.
Statement of Changes in Net Assets (Continued)

                                                         International                          Pacific Basin
                                                         Growth Fund                                Fund
                                                      Six Months        Year              Six Months              Year
                                                      Ended             Ended             Ended                   Ended
                                                      April 30          October 31        April 30             October 31
                                                      -----------------------------     -----------------------------------
                                                        1998              1997              1998                    1997
                                                      UNAUDITED                           UNAUDITED
OPERATIONS
Net Investment Income (Loss)                       $   (202,109)  $     260,567     $      27,487           $     (556,060)
Net Realized Gain (Loss) on Investment
  Securities and Foreign Currency
  Transactions                                        6,297,890       7,485,092       (13,319,790)               2,050,539
Change in Net Appreciation (Depreciation)
  of Investment Securities and Foreign
  Currency Transactions                               1,540,035        (891,853)        6,136,322              (20,975,739)
                                                   ------------------------------     -------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                              7,635,816       6,853,806        (7,155,981)             (19,481,260)
                                                   ------------------------------     -------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                  (681,871)       (392,350)         (666,918)                       0
In Excess of Net Investment Income                            0          (2,889)                0                  (52,110)
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions                  (6,800,231)     (4,053,525)       (1,134,113)              (8,942,331)
                                                   ------------------------------     -------------------------------------
TOTAL DISTRIBUTIONS                                  (7,482,102)     (4,448,764)       (1,801,031)              (8,994,441)
                                                   ------------------------------     -------------------------------------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                       203,948,291     471,306,125       195,105,352              602,143,991
Reinvestment of Distributions                         7,276,251       4,405,427         1,722,681                8,700,080
                                                   ------------------------------     -------------------------------------
                                                    211,224,542     475,711,552       196,828,033              610,844,071
Amounts Paid for Repurchases
  of Shares                                        (240,435,063)   (487,923,735)     (200,552,374)            (668,295,262)
                                                   ------------------------------     -------------------------------------
NET DECREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                      (29,210,521)    (12,212,183)       (3,724,341)             (57,451,191)
                                                   ------------------------------     -------------------------------------
Total Decrease in Net Assets                        (29,056,807)     (9,807,141)      (12,681,353)             (85,926,892)
NET ASSETS
Beginning of Period                                  84,779,255      94,586,396        63,943,027              149,869,919
                                                   ------------------------------     -------------------------------------
End of Period                                       $55,722,448  $   84,779,255    $   51,261,674           $   63,943,027
                                                   ==============================     =====================================
Accumulated Undistributed (Distributions in
  Excess of) Net Investment Income
  Included in Net Assets at End of Period           $  (208,289) $      675,691    $     (115,992)          $      523,439
                           ------------------------------------------------------------------------------------------------









FUND SHARE TRANSACTIONS
Shares Sold                                          13,476,782      27,110,962        23,143,422               46,222,901
Shares Issued from Reinvestment
  of Distributions                                      552,488         272,241           208,308                  657,603
                                                   ------------------------------     -------------------------------------
                                                     14,029,270      27,383,203        23,351,730               46,880,504
Shares Repurchased                                  (15,670,638)    (27,828,343)      (23,488,502)             (50,934,920)
                                                   ------------------------------     -------------------------------------
Net Decrease in Fund Shares                          (1,641,368)       (445,140)         (136,772)              (4,054,416)
                                                   ================================   =====================================

See Notes to Financial Statements

INVESCO  International  Funds, Inc.
Notes to Financial Statements
UNAUDITED
NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO International Funds, Inc. (the "Fund") is incorporated in Maryland and presently consists of four separate Funds: Emerging Markets Fund, European Fund, International Growth Fund and Pacific Basin Fund. The investment objectives of the Funds are: to seek capital appreciation through investments in designated geographical sectors for Emerging Markets, European and Pacific Basin Funds and to seek a high total return through investments in designated geographical
sectors  for  International   Growth  Fund.   Emerging  Markets  Fund  commenced
investment operations on February 18, 1998. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.
       Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

       If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors. Restricted securities are valued in accordance with procedures established by the Fund's board of directors.
       Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.
       Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.
B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.
C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Cost is determined on the specific identification basis.
       The Fund may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.
       The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.
       The net position of such forward contracts is presented in the Statement of Assets and Liabilities and may have additional elements of risk which may not necessarily be reflected.
       Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of each Fund to sell a security at a fair price and may substantially delay the sale of the security which each Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.
D.  FEDERAL  AND STATE  TAXES  --  The Fund has  complied,  and  continues  to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.
       To the extent future capital gains are offset by capital loss carryovers, such gains will not be distributed to shareholders.
       Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Each Fund has elected to treat a portion of distributions of both realized and unrealized gains on forward foreign currency contracts as capital gain distributions.
       Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.
E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards.
F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities.
       At April 30, 1998, Pacific Basin Fund had outstanding forward foreign currency contracts. Unrealized gain or loss on forward foreign currency contracts is calculated daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract.
       Forward foreign currency contracts held by the Fund are fully collateralized by other securities which are notated in the Statement of Investment Securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exeeds the current market value of the forward foreign currency contract.
G. EXPENSES -- Each of the Funds bears expenses incurred specifically on its behalf and, in addition, each Fund bears a portion of general expenses, based on the relative net assets of each Fund.

      Under an agreement between each Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.
NOTE 2  --INVESTMENT  ADVISORY AND OTHER  AGREEMENTS.  INVESCO Funds Group,
Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of each Fund's average net assets as follows:


                                                        AVERAGE NET ASSETS
                                       --------------------------------------------------------
                                        $0 to     $0 to   $350 to $500 Million  Over       Over
                                        $350      $500    $700      to $1       $700         $1
Fund                                   Million   Million Million  Billion      Million  Billion
-----------------------------------------------------------------------------------------------
Emerging Markets Fund                  -         1.00%   -        0.85%       -           0.75%
European Fund                          0.75%     -       0.65%    -            0.55%      -
International Growth Fund              -         1.00%   -        0.75%        -          0.65%
Pacific Basin Fund                     0.75%     -       0.65%    -            0.55%      -

   In accordance with a Sub-Advisory Agreement between IFG and INVESCO Asset Management Limited ("IAM"), an affiliate of IFG, investment decisions of the Fund are made by IAM. Fees for such sub-advisory services are paid by IFG.
   In accordance with an Administrative Agreement, each Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.015% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.
   IFG receives a transfer agent fee at an annual rate of $20.00 per shareholder account, or, where applicable, per participant in an omnibus account, per year.
   IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.
   A plan of distribution pursuant to Rule 12b-1 of the Act (the "Plan") became effective November 1, 1997 for European and International Growth Funds, December 1, 1997 for Pacific Basin Fund, and February 18, 1998 for Emerging Markets Fund. The Plan provides for compensation of marketing and advertising expenditures to INVESCO Distributors, Inc. ("IDI") to a maximum of 0.25% of net assets. For the period ended April 30, 1998, Emerging Markets, European, International Growth and Pacific Basin Funds paid the Distributor $106, $295,217, $44,208 and $35,042, respectively, under the plan of distribution.
   IFG has voluntarily agreed, in some instances, to absorb certain fees and expenses incurred by Emerging Markets, International Growth and Pacific Basin Funds.

NOTE 3 --PURCHASES AND SALES OF INVESTMENT SECURITIES. For the period ended April 30, 1998, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

Fund                          Purchases                                 Sales
--------------------------------------------------------------------------------
Emerging Markets Fund        $   449,985                        $        39,249
European Fund                327,177,540                            183,206,423
International Growth Fund     25,630,414                             64,383,957
Pacific Basin Fund            27,743,487                             39,424,442


There were no purchases or sales of U.S. Government securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At April 30, 1998, the gross appreciation of securities in which there was an excess of value over tax cost, the gross depreciation of securities in which there was an excess of tax cost over value and the resulting net appreciation (depreciation) by Fund were as follows:

                                                                                    Net
                                       Gross                 Gross              Appreciation
Fund                                   Appreciation      Depreciation          (Depreciation)
-----------------------------------------------------------------------------------------------
Emerging Markets Fund                $      42,786       $    12,005          $        30,781
European Fund                          154,358,997         3,961,782              150,397,215
International Growth Fund               11,462,263         1,166,933               10,295,330
Pacific Basin Fund                       1,601,968         8,916,488               (7,314,520)


NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG, IDI or IAM.
   The Fund has adopted an unfunded deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 40% of the retainer fee at the time of retirement. As of July 1, 1998, benefits will be based on the annual rate of 50% of the sum of the retainer fee at the time of retirement plus the annual meeting fee.

   Pension expenses for the period ended April 30, 1998, included in Directors' Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were as follows:


                                                          Unfunded
                                       Pension             Accrued              Pension
Fund                                   Expenses          Pension Costs         Liability
----------------------------------------------------------------------------------------
Emerging Fund                        $      0         $        0              $       0
European Fund                           3,975             17,369                 35,890
International Growth Fund               1,172              7,163                 14,298
Pacific Basin Fund                      1,339             14,062                 27,953


NOTE 6 --LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the Net Assets at Value of each respective Fund. Each Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At April 30, 1998, European Fund had a loan outstanding under the line of credit in the amount of $20,000,000 plus accrued interest thereon at an interest rate of 8.50%. The amount of the borrowing and the related interest is presented in the Statement of Assets and Liabilities. On May 1, 1998, European Fund paid the line of credit in full, including interest. There were no such borrowings in any other Fund.

INVESCO International Funds, Inc.
Financial Highlights
 (For a Fund Share Outstanding Throughout the Period)
                                                               Period
                                                               Ended
                                                               April 30
                                                               --------
                                                               1998^
                                                               UNAUDITED

                                                          Emerging Markets Fund
PER SHARE DATA
Net Asset Value-- Beginning of Period                          $ 10.00
                                                               -------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                             0.01
Net Gains on Securities (Both
Realized and Unrealized)                                          0.92
                                                               -------

Total from Investment Operations                                  0.93
                                                               -------

Net Asset Value-- End of Period                                $ 10.93
                                                               =======

TOTAL RETURN                                                      9.30%*

RATIOS
Net Assets-- End of Period ($000 Omitted)                      $   537
Ratio of Expenses to Average Net Assets#                          0.60%*@
Ratio of Net Investment Income to Average Net Assets              0.20%*
Portfolio Turnover Rate                                             11%*

^ From February 18, 1998, commencement of investment operations, to April 30, 1998.

* Based on operations for the period shown and, accordingly, are not representative of a full year.

# Various expenses of the Fund were voluntarily absorbed by IFG and IAM for the period ended April 30, 1998. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 6.57% (not annualized) and ratio of net investment loss to average net assets would have been (5.77%) (not annualized).

@ Ratio is based on Total Expenses of the Fund less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

INVESCO International Funds, Inc.
Financial Highlights
 (For a Fund Share Outstanding Throughout Each Period)


                                       Six Months
                                       Ended
                                       April 30           Year Ended October 31
                                       --------   -----------------------------------------------
                                       1998       1997       1996       1995     1994      1993
                                      UNAUDITED

                                      European Fund
PER SHARE DATA
Net Asset Value---Beginning of Period $17.34     $15.85     $14.09     $12.95   $12.20     $10.14
                                      -------     -----------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income#                 (0.00)      0.07       0.05       0.23     0.16       0.14
Net Gains on Securities
 (Both Realized and Unrealized)         5.09       2.63       3.00       1.12     0.75       2.06
                                      -------     -----------------------------------------------
Total from Investment Operations        5.09       2.70       3.05       1.35     0.91       2.20
LESS DISTRIBUTIONS
Dividends from Net Investment Income    0.03       0.07       0.08       0.21     0.16       0.14
Distributions from Capital Gains        3.28       1.14       1.21       0.00     0.00       0.00
                                      -------     -----------------------------------------------
Total Distributions                     3.31       1.21       1.29       0.21     0.16       0.14
                                      -------     -----------------------------------------------
Net Asset Value--- End of Period    $  19.12    $ 17.34   $  15.85    $ 14.09  $ 12.95   $  12.20
                                      =======     ===============================================

TOTAL RETURN                           35.38%     18.07%     23.47%     10.42%    7.43%     21.78%

RATIOS
Net Assets -- End of Period
 ($000 Omitted)                     $595,138   $324,819   $300,588   $224,200 $349,842   $270,544
Ratio of Expenses to Average
 Net Assets                             0.69%*@    1.25%@     1.36%@     1.40%@   1.20%      1.28%
Ratio of Net Investment Income (Loss)
 to Average Net Assets                 (0.03%)*    0.33%      0.37%      1.26%    1.28%      1.76%
Portfolio Turnover Rate                   46% *      90%        91%        96%      70%        44%

#  Less than $0.01 on a per share basis.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
   representative of a full year.

@ Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.


INVESCO International Funds, Inc.
Financial Highlights (Continued)
 (For a Fund Share Outstanding Throughout Each Period)

                                    Six Months                                         Period           Year
                                    Ended                                              Ended            Ended
                                    April 30            Year Ended October 31        October 31     December 31
                                    --------    ------------------------------------ ----------    -------------
                                       1998       1997    1996      1995     1994<        1993^<         1992
                                    UNAUDITED

                                    International Growth Fund
PER SHARE DATA
Net Asset Value ---
 Beginning of Period                  $16.46      $16.91 $15.78    $17.29   $15.75       $12.57         $14.51
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)           (0.05)       0.06   0.07      0.08     0.04         0.08           0.12
Net Gains or (Losses) on Securities
 (Both Realized and Unrealized)         2.21        0.37   1.77     (0.61)    1.57         3.16          (1.94)
Total from Investment Operations        2.16        0.43   1.84     (0.53)    1.61         3.24          (1.82)
LESS DISTRIBUTIONS
Dividends from Net Investment
 Income+                                0.25        0.08   0.15      0.09     0.07         0.06           0.11
In Excess of Net Investment
 Income                                 0.00        0.00   0.00      0.03     0.00         0.00           0.00
Distributions from Capital Gains        2.49        0.80   0.56      0.86     0.00         0.00           0.01
                                        ----       --------------------------------      ------         ------
Total Distributions                     2.74        0.88   0.71      0.98     0.07         0.06           0.12
                                        ----       --------------------------------      ------         ------
Net Asset Value--- End of Period      $15.88      $16.46 $16.91    $15.78   $17.29       $15.75         $12.57
                                      ======     ==================================      ======         ======

TOTAL RETURN                          16.56%*      2.65%  12.01%    (2.84%)  10.21%       29.08%*       (12.52%)

RATIOS
Net Assets -- End of Period
 ($000 Omitted)                     $55,722     $84,779 $94,586   $75,391 $161,884     $108,677        $35,192
Ratio of Expenses to Average
 Net Assets#                           1.02%*@     1.71%@  1.80%@    1.81%@   1.50%        1.43%~         1.36%
Ratio of Net Investment Income
 (Loss) to Average Net Assets#        (0.36%)*     0.26%   0.43%     0.41%    0.46%        0.94%~         0.83%
Portfolio Turnover Rate                  50%*        57%     64%       62%      87%          46%*           50%


>   The per share information was computed based on average shares.

<   The per share information was computed based on weighted average shares.

^   From January 1, 1993 to October 31, 1993.

+ Distributions in excess of net investment income for the years ended October 31, 1997 and 1996 aggregated less than $0.01 on a per share basis.

*   Based on  operations  for  the  period  shown  and,  accordingly,   are  not
    representative of a full year.

@ Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements.

~   Annualized

# Various expenses of the Fund were voluntarily absorbed by IFG for the six months ended April 30, 1998. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.16% (not annualized) and ratio of net investment income to average net assets would have been (0.50%) (not annualized).

INVESCO International Funds, Inc.
Financial Highlights (Continued)
(For a Fund Share Outstanding Throughout Each Period)


                                            Six Months
                                              Ended
                                             April 30                           Year Ended October 31
                                            ---------      --------------------------------------------------------
                                               1998            1997      1996        1995        1994          1993<
                                             UNAUDITED

                                             Pacific Basin Fund
PER SHARE DATA
Net Asset Value-- Beginning of Period        $ 9.74         $  14.11    $ 13.83    $ 17.07     $ 15.11      $ 11.02
                                             ------         -------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                   0.02            (0.09)     (0.02)      0.06        0.04         0.04
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)              (1.47)           (3.45)      0.51      (1.45)       2.28         4.09
                                             ------         -------------------------------------------------------
Total from Investment Operations              (1.45)           (3.54)      0.49      (1.39)       2.32         4.13
                                             ------         -------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income+          0.12             0.00       0.03       0.06        0.04         0.04
Distributions from Capital Gains               0.20             0.83       0.18       1.79        0.32         0.00
                                             ------         -------------------------------------------------------
Total Distributions                            0.32             0.83       0.21       1.85        0.36         0.04
                                             ------         -------------------------------------------------------
Net Asset Value-- End of Period              $ 7.97          $  9.74    $ 14.11    $ 13.83     $ 17.07      $ 15.11
                                             ======         =======================================================

TOTAL RETURN                                 (15.03%)*        (26.65%)     3.55%     (8.31%)     15.63%       37.51%

RATIOS
Net Assets-- End of Period ($000 Omitted)   $51,262          $63,943   $149,870   $154,374    $352,888     $299,192
Ratio of Expenses to Average Net Assets#       1.03%*           1.72%@     1.60%@     1.52%@      1.24%        1.22%
Ratio of Net Investment Income (Loss) to
  Average Net Assets                           0.05%*          (0.44%)    (0.04%)     0.37%       0.28%        0.63%
Portfolio Turnover Rate                          55%*             86%        70%        56%         70%          30%


<   The per share information was computed based on weighted average shares.

+ Distributions in excess of net investment income for the years ended October 31, 1997 and 1996 aggregated less than $0.01 on a per share basis.

# Various expenses of the Fund were voluntarily absorbed by IFG and IAM for the six months ended April 30, 1998. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.28% (not annualized), and ratio of net investment income to average net assets would have been (0.20%) (not annualized).

* Based on operations for the period shown and, accordingly, are not representative of a full year.

@ Ratio is based on Total Expenses of the Fund, if applicable, which is before any expense offset arrangements.

EasiVest makes it easy to pay yourself first.

   It seems that for most of us the hardest part of investing at regular intervals comes down to simply writing the check, finding the stamp, and putting it in the mail. But with INVESCO's EasiVest it's so easy that we'll do almost all the work for you.

   After you fill out the authorization and return it with a voided check, the exact dollar amount you specify will be electronically transferred from your bank account to your designated fund on the same day each month.

   Using EasiVest is one of the few times when you'll find the easy way may also be one of the best.

   For years smart investors have used an investment strategy known as dollar-cost averaging. It only makes sense that when prices are high an investor will want to buy fewer shares, and when prices are low he will want to buy more. By investing a fixed amount at regular intervals with INVESCO's EasiVest, you can take advantage of these market fluctuations.

   Over a sufficient period of time, dollar-cost averaging may make the average price you pay per share less than the actual average price per share. So follow the lead of successful investors and take advantage of dollar-cost averaging with INVESCO's EasiVest.

   Like other investment systems, periodic investment plans to not insure a profit, nor do they protect against loss in a falling market. Since these plans involve continuous investment in securities regardless of fluctuating price levels in the market, you should consider your financial ability to continue purchases through low price levels. Finally, be aware that you will incur a loss under the plan if you decide to liquidate your account when the market value of accumulated shares is less than their cost.

   Just follow these simple authorization instructions and let INVESCO's EasiVest help you build for your future.

1. Call your bank for their ABA and account numbers. Then complete the EasiVest authorization and sign it the same way you would your personal checks.

2.   Enclose an unsigned, personal check or savings deposit slip marked "Void."

3. Place a voided check or savings deposit slip and signed authorization form in an envelope; then mail it to us.

   It's that easy to start building your mutual fund portfolio. And you can take advantage of INVESCO's EasiVest with as little as $50 a month.

Questions?  Call us at 1-800-525-8085.
Start building for your future today.

EASIVEST AUTHORIZATION FOR AUTOMATIC INVESTMENTS

   Before returning this Authorization, please be sure to contact your bank for the correct ABA number and account number.

I authorize INVESCO Funds Group to transfer money from my checking or savings account on or about the 7th or 21st (check one) day of each month for the amounts and funds indicated below:

Fund-------------------------------------- Acct.#-------------------------------

$---------------------------- ($50 minimum)       --- 7th        ---21st

--------------------------------------------------------------------------------
Bank Name
--------------------------------------------------------------------------------
Bank Street Address
--------------------------------------------------------------------------------
City, State, Zip                       (      )
-------------------------------------- -----------------------------------------
ABA Number (available from your bank)  Bank Phone Number

---------------------------            This is a --- Checking Account
Bank Account Number                              --- Savings Account

--------------------------------------------------------------------------------
Owner's Name (First, Middle Initial, Last)
--------------------------------------------------------------------------------
Joint Owner's Name (First, Middle Initial, Last)
--------------------------------------------------------------------------------
Owner Street Address
--------------------------------------------------------------------------------
City, State, Zip
--------------------------------------------------------------------------------
Signature                                            Date
--------------------------------------------------------------------------------
Signature                                            Date
(     )                                (     )
--------------------------------------------------------------------------------
Daytime Telephone Number               Evening Telephone Number

Don't forget to attach a voided check or deposit slip.

This authority is to remain in effect until I revoke it in writing and, until INVESCO receives such notification, I agree INVESCO will be fully protected in honoring any such electronic debit. I further agree that if any such electronic debit is not honored, whether with cause or without cause and whether intentionally or unintentionally, INVESCO will not be liable whatsoever. This authorization will become a part of the fund application subject to the terms, representations and conditions thereof.

Like other investment systems, period investment plans do not insure a profit, nor do they protect against loss in a falling market. Since these plans involve continuous investment in securities regardless of fluctuating price levels in the market, you should consider your financial ability to continue purchases through low price levels. Finally, be aware that you will incur a loss under the plan if you decide to liquidate your account when the market value of accumulated shares is less than their cost.

INVESCO FUNDS

INVESCO Distributors, Inc.,(SM)
Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

1-800-525-8085
PAL(R): 1-800-424-8085
http://www.invesco.com

In Denver, visit one of
our convenient Investor Centers:
Cherry Creek,
155-B Fillmore Street
Denver Tech Center,
7800 East Union Avenue,
Lobby Level

This information must be
preceded or accompanied
by a current prospectus.

Printed on recycled paper.